Exhibit 10.1

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Amendment”) dated as of September 12, 2014 is among Meritor, Inc., an Indiana corporation (the “Company”), ArvinMeritor Finance Ireland, a company organized under the laws of Ireland, (the “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the “Credit Agreement” referred to below.

WHEREAS, the signatories hereto are parties to that certain Second Amended and Restated Credit Agreement, dated as of February 13, 2014 (the “Credit Agreement”), among the Borrowers, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrowers wish to amend the Credit Agreement and the Pledge and Security Agreement in certain respects, and the Lenders party hereto and the Administrative Agent are willing to amend the Credit Agreement and the Pledge and Security Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent agree as follows:

1. Amendments to Credit Agreement. Upon and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to insert the following definition in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means September 12, 2014.

(b) The definition of “Foreign Obligations” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Foreign Obligations” means all Hedging Obligations and all Foreign Treasury Obligations, in each case of any Foreign Subsidiary owing to any Lender or any Affiliate of any Lender.

(c) Section 7.3(E)(ii) of the Credit Agreement is hereby amended to add the following immediately before the semi-colon appearing at the end thereof:

and (f) an equity Investment by Meritor Holdings, LLC in Arvinmeritor Sweden AB and arising solely as a result of the recharacterization of that certain intercompany loan from Meritor Holdings, LLC to Arvinmeritor Sweden AB in the aggregate principal amount of $59,897,735 as of the Amendment No. 1 Effective Date.

(d) Section 7.3(L)(ii) of the Credit Agreement is hereby amended to (x) insert a reference to “(A)” immediately after the phrase “in addition to the foregoing,” appearing at the beginning thereof and (y) insert the following immediately before the semi-colon appearing at the end thereof:

and (B) the Company may repurchase shares of Capital Stock of the Company on any date (the “Repurchase Date”) for a purchase price not to exceed the following amount (if positive):

(1)
the lesser of (x) $210,000,000 and (y) the amount of the Company’s free cash flow (which shall mean the Company’s cumulative cash flow, taking into account cash flow generation and losses, provided by and used for operating activities minus Capital Expenditures), for the period commencing on June 30, 2014 through and including the last day of the most recently ended fiscal quarter prior to the Repurchase Date for which financial statements are publicly available, minus

(2)	the aggregate amount of any repurchases made pursuant to this Section 7.3(L)(ii)(B) immediately prior to the Repurchase Date;

provided that in the case of any such repurchase under this Section 7.3(L)(ii)(B), (I) no Default or Unmatured Default shall have occurred and be continuing on the date of such repurchase or would result therefrom, (II) the Company shall not use proceeds of any Loans for any such repurchase; and (III) no such repurchase shall be made unless as of the last day of the most recently ended fiscal quarter prior to the Repurchase Date for which financial statements are publicly available, and after giving effect to such repurchase on a pro forma basis (as if such repurchase and all payments in connection therewith had occurred on the last day of such fiscal quarter), the Company’s net debt (which shall mean the Company’s total short term and long term debt plus the Company’s pension assets, pension liability, retiree medical liability and other retirement benefits minus the Company’s cash and Cash Equivalent Investments) shall be less than $1,500,000,000.

(e) Section 7.3(L)(iv) of the Credit Agreement is hereby amended to delete the reference to “in an aggregate amount for this clause (iv) of up to $100,000,000” appearing in clause (c) thereof and to replace it with “in an aggregate amount for this clause (c) from and after the Amendment No. 1 Effective Date of up to $100,000,000”.

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2. Amendment to Pledge and Security Agreement. Upon and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Pledge and Security Agreement shall be and hereby is amended to insert a new Section 4.14 therein as follows:

4.14 Aircraft. Each Grantor will, upon the Administrative Agent’s request, execute and deliver to the Administrative Agent such documents, agreements and instruments, and will take such further actions (including, without limitation, the filing of a mortgage filed with the Federal Aviation Administration), which the Administrative Agent may, from time to time, reasonably request, to ensure perfection and priority of the Liens hereunder in respect of Collateral comprised of aircraft or aircraft engines, all at the expense of the Borrower.

3. Conditions Precedent to Amendment. This Amendment shall become effective as of the date first above written if, and only if on such date:

(a) The Administrative Agent has received duly executed copies of this Amendment from the Borrowers, the Required Lenders and the Administrative Agent.

(b) The Administrative Agent has received duly executed copies of the Consent and Reaffirmation attached hereto from each Subsidiary Guarantor.

(c) The Administrative Agent shall have received, for the account of each Lender that executes and delivers its signature page hereto on or before the date of this Amendment, an amendment fee in an amount equal to 0.05% of such Lender’s Revolving Loan Commitment under the Credit Agreement immediately prior to the date of this Amendment.

(d) The Company shall have paid all fees and expenses (including, to the extent invoiced, reimbursement of fees and expenses of the Administrative Agent’s counsels) in connection with this Amendment and the other Loan Documents.

4. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

(a) Each Borrower has the corporate or other power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). The execution and delivery by each Borrower of this Amendment, and the performance of its obligations under this Amendment and the Credit Agreement (as amended hereby), have been duly authorized by proper corporate acts (or analogous acts in the case of the Subsidiary Borrower).

(b) This Amendment and the Credit Agreement (as amended hereby) constitute the legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

(c) Neither the execution and delivery by the Borrowers of this Amendment, nor the consummation of the transactions contemplated herein and in the Credit Agreement (as amended hereby), nor compliance with the provisions hereof or thereof will violate any law, rule,

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regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s articles of incorporation or by-laws or comparable constitutive documents or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than any Lien permitted by Section 7.3(F) of the Credit Agreement) in, of or on the Property of the Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement, except any such violation, conflict or default as would not reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, or any other third party, is required to authorize, or is required in connection with the execution or delivery of this Amendment or the performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Credit Agreement (as amended hereby).

(d) As of the date hereof and after giving effect to the terms of this Amendment, (i) each representation and warranty by each Borrower set forth in the Credit Agreement (as amended hereby) and in the other Loan Documents to which such Borrower is a party is true and correct in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Unmatured Default exists under the terms of the Credit Agreement (as amended hereby).

5. Reference to and Effect on the Credit Agreement and the Pledge and Security Agreement.

(a) Upon the effectiveness of Section 1 hereof, (i) each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (ii) each reference in the Credit Agreement to “the Pledge and Security Agreement” shall mean and be a reference to the Pledge and Security Agreement, as amended hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) Except as specifically amended above, the Credit Agreement, the Pledge and Security Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, each Borrower hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of such Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents.

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(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Pledge and Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Remainder of page intentionally left blank.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

MERITOR, INC., as a Borrower

By: /s/ Carl D. Anderson, II
Name: Carl D. Anderson, II
Title: Vice President and Treasurer

ARVINMERITOR FINANCE IRELAND, as a Borrower

By: /s/ Todd Chirillo
Name: Todd Chirillo
Title: Director

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank, Swing Line Lender and as a Lender

By: /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

CITICORP NORTH AMERICA, INC., as a Lender

By: /s/ Wayne Beckmann
Name: Wayne Beckmann
Title: Managing Director

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Brian Lukehart
Name: Brian Lukehart
Title: Director

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

ROYAL BANK OF CANADA, as a Lender

By: /s/ Edward D. Herko
Name: Edward D. Herko
Title: Authorized Signatory

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ James Welch
Name: James Welch
Title: Director

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

BNP PARIBAS, as a Lender

By: /s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Vice President

By: /s/ Michael Hoffman
Name: Michael Hoffman
Title: Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Scott M. Kowalski
Name: Scott M. Kowalski
Title: Senior Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

FIFTH THIRD BANK, as a Lender

By: /s/ Yael Eisenberg
Name: Yael Eisenberg
Title: Assistant Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

COMERICA BANK, as a Lender

By: /s/ Nicole Swigert
Name: Nicole Swigert
Title: Vice President

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Dan Swanson
Name: Dan Swanson
Title: Staff Officer

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement

CAPITAL ONE BUSINESS CREDIT CORP., as a Lender

By: /s/ Ron Walker
Name: Ron Walker
Title: SVP

Amendment No. 1 to Second Amended and Restated Credit Agreement
and Second Amended and Restated Pledge and Security Agreement